Exhibit 10.1

EXECUTION VERSION

JOINDER SUPPLEMENT

JOINDER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the financial institution identified in Item 2 of Schedule I hereto, NMF SLF I SPV, L.L.C., as the borrower (the “Borrower”), and Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”).

WHEREAS, this Joinder Supplement is being executed and delivered under Section 2.1(c) of the Loan and Security Agreement, dated as of December 23, 2020 (as amended, modified, supplemented or restated from time to time, the “Loan and Security Agreement”), by and among NMF SLF I SPV, L.L.C., as the borrower (the “Borrower”), New Mountain Finance Advisers BDC, L.L.C., as the collateral manager (in such capacity, the “Collateral Manager”), NMF SLF I, Inc., as the seller and as the equityholder (in such capacity, the “Equityholder”), Wells Fargo Bank, National Association, as the Administrative Agent, each of the Lenders from time to time party thereto and Wells Fargo Bank, National Association, as the Collateral Custodian. Capitalized terms used but not defined herein shall have the meaning provided in the Loan and Security Agreement; and

WHEREAS, the party set forth in Item 2 of Schedule I hereto (the “Proposed Lender”) wishes to increase its Commitment as a Lender party to the Loan and Security Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

(a)            Upon receipt by the Administrative Agent of an executed counterpart of this Joinder Supplement, to which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Proposed Lender, the Borrower and the Administrative Agent, the Administrative Agent will transmit to the Proposed Lender and the Borrower, a Joinder Effective Notice, substantially in the form of Schedule III to this Joinder Supplement (a “Joinder Effective Notice”). Such Joinder Effective Notice shall be executed by the Administrative Agent and shall set forth, inter alia, the date on which the joinder effected by this Joinder Supplement shall become effective (the “Joinder Effective Date”). From and after the Joinder Effective Date, the Proposed Lender shall be a Lender party to the Loan and Security Agreement with the increased Commitment set forth in Schedule I hereto for all purposes thereof.

(b)            Each of the parties to this Joinder Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Joinder Supplement.

(c)            By executing and delivering this Joinder Supplement, the Proposed Lender confirms to and agrees with the Administrative Agent and the other Lenders as follows: (i) none of the Administrative Agent and the other Lenders makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Loan and Security Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan and Security Agreement or any other instrument or document furnished pursuant thereto, or the Collateral (as defined under the Loan and Security Agreement) or the financial condition of the Seller, the Collateral Manager or the Borrower, or the performance or observance by the Seller, the Collateral Manager or the Borrower of any of their respective obligations under the Loan and Security Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto; (ii) the Proposed Lender confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Supplement; (iii) the Proposed Lender will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan and Security Agreement; (iv) the Proposed Lender appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan and Security Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the Loan and Security Agreement; and (v) the Proposed Lender agrees (for the benefit of the parties hereto and the other Lenders) that it will perform in accordance with their terms all of the obligations which, by the terms of the Loan and Security Agreement, are required to be performed by it as a Lender.

(d)           By executing and delivering this Joinder Supplement, the Proposed Lender certifies to the Administrative Agent and the other Lenders that it is an Approved Lender.

(e)            Schedule II hereto sets forth administrative information with respect to the Proposed Lender.

(f)             This Joinder Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

SCHEDULE I TO
JOINDER SUPPLEMENT

COMPLETION OF INFORMATION AND
SIGNATURES FOR JOINDER SUPPLEMENT

Re:	Loan and Security Agreement, dated as of December 23, 2020 (as amended, modified, supplemented or restated from time to time, the “Loan and Security Agreement”), by and among by and among NMF SLF I SPV, L.L.C., as the borrower (the “Borrower”), New Mountain Finance Advisers BDC, L.L.C., as the collateral manager (in such capacity, the “Collateral Manager”), NMF SLF I, Inc., as the seller and as the equityholder (in such capacity, the “Equityholder”), Wells Fargo Bank, National Association, as the Administrative Agent, each of the Lenders from time to time party thereto and Wells Fargo Bank, National Association, as the Collateral Custodian.

Item 1:	Date of Joinder Supplement:	December 16, 2021

Item 2:	Proposed Lender:	Wells Fargo Bank, National Association

Item 3:	Commitment Increase:	$100,000,000

Item 4:	Total Commitment:	$450,000,000

Item 5:	Signatures of Parties to Agreement:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as
Proposed Lender

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:
Name:
Title:

NMF SLF I SPV, L.L.C., as Borrower

By:	New Mountain Finance Advisers BDC, L.L.C., its manager

By:
Name:
Title:

SCHEDULE II TO
JOINDER SUPPLEMENT

ADDRESS FOR NOTICES
AND
WIRE INSTRUCTIONS

Already on file (Wells Fargo Bank, National Association is an existing Lender)

SCHEDULE III TO
JOINDER SUPPLEMENT

JOINDER EFFECTIVE NOTICE

To:	Wells Fargo Bank, National Association, as Administrative Agent and Proposed Lender NMF SLF I SPV, L.L.C., as Borrower

This Joinder Effective Notice is delivered to you pursuant to Section (a) of the Joinder Supplement by the undersigned, as Administrative Agent under the Loan and Security Agreement, dated as of December 23, 2020 (as amended, modified, supplemented or restated from time to time, the “Loan and Security Agreement”), by and among NMF SLF I SPV, L.L.C., as the borrower (the “Borrower”), New Mountain Finance Advisers BDC, L.L.C., as the collateral manager (in such capacity, the “Collateral Manager”), NMF SLF I, Inc., as the seller and as the equityholder (in such capacity, the “Equityholder”), Wells Fargo Bank, National Association, as the Administrative Agent, each of the Lenders from time to time party thereto and Wells Fargo Bank, National Association, as the Collateral Custodian. Terms defined in such Joinder Supplement are used herein as therein defined.

Pursuant to such Joinder Supplement, you are advised that the Joinder Effective Date for Wells Fargo Bank, National Association will be December 16, 2021 with an increase in its Commitment of $100,000,000.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

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